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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 26, 2000


                      Ticketmaster Online-CitySearch, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                  0-25041                   95-4546874
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(State or Other Jurisdiction    (Commission File            (IRS Employer
     of Incorporation)              Number)              Identification No.)


  790 E. Colorado Boulevard, Suite 200, Pasadena, California         91101
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          (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (626) 405-0050

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Item 9.    Regulation FD Disclosure

           On October 26, 2000, USA Networks, Inc. ("USAi"), Ticketmaster Online-Citysearch, Inc.'s ("TMCS") controlling shareholder, filed a Current Report on Form 8-K (the "USAi Form 8-K") with the Securities and Exchange Commission. The USAi Form 8-K provided certain financial guidance on USAi and its controlled subsidiaries including TMCS. USAi's financial guidance includes forward looking statements regarding aspects of TMCS' operations, including Ticketmaster Online, which is included in USAi's "Ticketing" caption, and other TMCS operations which are included in USAi's "Online city guides and related" caption. The USAi Form 8-K also includes guidance with respect to 2002 which TMCS has not furnished or filed. Investors are referred to Exhibit 99.2 of the USAi Form 8-K.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 26, 2000                TICKETMASTER ONLINE-CITYSEARCH, INC.


                                       By:/s/ John Pleasants
                                       ------------------------------------
                                       John Pleasants
                                       Chief Executive Officer




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